Exhibit 10.3

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of May 6, 2019 (this “Supplement”), is to the Pledge and Security Agreement, dated as of June 22, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WITNESSETH:

WHEREAS, pursuant to a Credit Agreement, dated as of June 22, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between TransMedics, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include the undersigned.

SECTION 2. Schedules. The undersigned Grantor hereby authorizes the Lender to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3. Representations. The undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law. Entire Agreement. Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effective. This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

TRANSMEDICS GROUP, INC.

/s/ Stephen Gordon
Name:	Stephen Gordon
Title:	Chief Financial Officer, Treasurer and Secretary

SCHEDULE I

to Security Agreement

Name of Grantor	Name of Subsidiary	Number of Issued and Outstanding Capital Securities of Subsidiary	Percentage of the Capital Securities of Subsidiary Pledged
TransMedics Group, Inc.	TransMedics, Inc.	1	100%

SCHEDULE II

to Security Agreement

Item A.	Location of each Grantor

Name of Grantor	Location for purposes of UCC	Address of executive office and principal place of business
TransMedics Group, Inc.	Massachusetts	200 Minuteman Road, Suite 302 Andover, MA 01810-1046

Item B.	[Reserved]

Item C.	Trade Names

   None

Item D.	Merger or other corporate reorganization

   None

Item E.	Grantor’s federal taxpayer ID number

Name of Grantor	Taxpayer ID number
TransMedics Group, Inc.	[****]

Item F.	Government Contracts

   None.

Item G.	Deposit Accounts, Securities Accounts and Commodities Accounts

Financial Institution	Acct. Owner	Acct. #	Acct. Type

Item H.	Letter of Credit Rights

   None.

Item I.	Commercial Tort Claims

None.

Item J.	Pledged Notes

None.

SCHEDULE III

to Security Agreement

Item A.	Patents

None

Item B.	Patent Licenses

None

SCHEDULE IV

to Security Agreement

Item A.	Trademarks

None

Item B.	Trademark Licenses

None

SCHEDULE V

to Security Agreement

Item A.	Copyrights

None

Item B.	Copyright Licenses

None

SCHEDULE VI

to Security Agreement

Trade Secret or Know-How Licenses

None